UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FORM N-Q

MARCH 31, 2014

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 59.5%
Angola - 0.1%
Republic of Angola, Senior Notes	7.000%	8/16/19	320,000		$351,200	(a)

Argentina - 1.0%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	5,985,000		5,859,315

Brazil - 5.1%
Federative Republic of Brazil, Notes	10.000%	1/1/17	68,553,000	BRL	28,653,946
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	1,578,250		1,899,818	(b)

Total Brazil					30,553,764

Chile - 1.8%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	530,000		550,802	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,800,000		1,829,776	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	3,000,000		3,032,700	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	2,030,000		1,901,745	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	970,000		908,715	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	2,636,000		2,813,930	(b)

Total Chile					11,037,668

Colombia - 4.3%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	650,000		677,625
Republic of Colombia, Senior Bonds	4.000%	2/26/24	4,920,000		4,883,100	(b)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	7,751,000		9,979,412	(b)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	970,000		1,093,675	(b)
Republic of Colombia, Senior Notes	7.375%	3/18/19	7,545,000		9,110,588	(b)

Total Colombia					25,744,400

Croatia - 1.5%
Republic of Croatia, Notes	5.500%	4/4/23	3,900,000		3,960,450	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	1,860,000		2,044,140	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	2,980,000		3,026,190	(a)

Total Croatia					9,030,780

Gabon - 0.3%
Gabonese Republic, Bonds	6.375%	12/12/24	1,990,000		2,119,350	(a)

Hungary - 1.1%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	6,628,000		6,876,550

Indonesia - 6.0%
Republic of Indonesia, Notes	3.750%	4/25/22	15,590,000		14,791,012	(a)(b)
Republic of Indonesia, Notes	5.250%	1/17/42	11,650,000		10,674,313	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	675,000		770,344	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,650,000		1,761,375	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,740,000		1,792,200	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	2,440,000		2,189,900	(a)(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,701,000		3,983,201	(a)(c)

Total Indonesia					35,962,345

Lithuania - 1.1%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	5,820,000		6,679,614	(a)(b)

Mexico - 6.1%
United Mexican States, Bonds	8.000%	6/11/20	141,276,900	MXN	12,246,252
United Mexican States, Bonds	6.500%	6/9/22	27,230,200	MXN	2,154,641

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Mexico - continued
United Mexican States, Bonds	10.000%	12/5/24	29,520,000	MXN	$2,931,876
United Mexican States, Bonds	8.500%	11/18/38	74,480,000	MXN	6,648,251
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,838,000		2,099,915	(b)
United Mexican States, Senior Notes	5.125%	1/15/20	80,000		89,200	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	4,710,000		4,726,485	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	5,046,000		5,102,767	(b)(c)
United Mexican States, Senior Notes	4.750%	3/8/44	442,000		422,110	(b)

Total Mexico					36,421,497

Nigeria - 0.2%
Republic of Nigeria, Senior Notes	5.125%	7/12/18	400,000		410,100	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	600,000		621,750	(a)

Total Nigeria					1,031,850

Panama - 0.2%
Republic of Panama, Senior Bonds	9.375%	4/1/29	900,000		1,280,700

Paraguay - 0.1%
Republic of Paraguay, Senior Bonds	4.625%	1/25/23	440,000		440,000	(a)

Peru - 4.4%
Republic of Peru, Bonds	6.550%	3/14/37	2,388,000		2,883,510
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	6,000,000		7,747,500	(b)
Republic of Peru, Senior Bonds	8.750%	11/21/33	10,325,000		15,126,125	(b)
Republic of Peru, Senior Bonds	5.625%	11/18/50	327,000		349,072

Total Peru					26,106,207

Poland - 3.1%
Republic of Poland, Senior Notes	6.375%	7/15/19	2,950,000		3,468,463
Republic of Poland, Senior Notes	5.125%	4/21/21	5,750,000		6,363,812	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	7,752,000		8,478,750	(b)

Total Poland					18,311,025

Romania - 0.1%
Republic of Romania, Senior Notes	4.875%	1/22/24	800,000		816,500	(a)

Russia - 6.8%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	1,358,000		1,400,234	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	11.000%	7/24/18	105,000		136,763	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	27,486,310		31,320,650	(a)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	7,800,000		7,624,500	(a)

Total Russia					40,482,147

Sri Lanka - 0.7%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	4,250,000		4,457,188	(a)

Turkey - 7.9%
Republic of Turkey, Notes	6.750%	5/30/40	3,660,000		3,926,265	(b)
Republic of Turkey, Notes	4.875%	4/16/43	2,490,000		2,128,950
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,610,000		1,687,280
Republic of Turkey, Senior Bonds	5.750%	3/22/24	1,250,000		1,296,875
Republic of Turkey, Senior Bonds	11.875%	1/15/30	6,800,000		10,948,000	(b)
Republic of Turkey, Senior Notes	7.500%	7/14/17	1,240,000		1,398,559
Republic of Turkey, Senior Notes	7.500%	11/7/19	2,500,000		2,870,000	(b)
Republic of Turkey, Senior Notes	6.875%	3/17/36	21,387,000		23,263,709

Total Turkey					47,519,638

Ukraine - 1.0%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	3,139,000		2,919,270	(a)
Republic of Ukraine, Senior Notes	7.750%	9/23/20	1,296,000		1,224,720	(a)
Republic of Ukraine, Senior Notes	7.800%	11/28/22	1,828,000		1,706,895	(a)

Total Ukraine					5,850,885

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Venezuela - 6.4%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	1,959,000		$1,929,615	(b)
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	21,300,000		18,557,625	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	680,000		510,000	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	8,661,000		6,396,148	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.000%	12/1/18	7,220,000		5,577,450	(a)(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	5,695,000		4,356,675	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	1,674,000		1,129,950

Total Venezuela					38,457,463

Vietnam - 0.2%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	870,000		979,838	(a)

TOTAL SOVEREIGN BONDS (Cost - $349,327,385)					356,369,924

CONVERTIBLE BONDS & NOTES - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $1,265,930)	8.000%	1/31/20	8,661,200	MXN	1,160,974	(a)

CORPORATE BONDS & NOTES - 48.2%
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.2%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	1,290,000		1,325,475	(a)

Media - 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	750,000		866,588	(b)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	1,190,000		1,297,100	(a)

Total Media					2,163,688

TOTAL CONSUMER DISCRETIONARY					3,489,163

CONSUMER STAPLES - 1.5%
Food Products - 1.2%
Alicorp SAA, Senior Notes	3.875%	3/20/23	1,200,000		1,119,000	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	1,490,000		1,490,000	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	1,670,000		1,675,010	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	1,340,000		1,450,550	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	1,210,000		1,226,638	(a)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	470,000		292,575	(a)

Total Food Products					7,253,773

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,570,000		1,715,225	(a)(b)

TOTAL CONSUMER STAPLES					8,968,998

ENERGY - 22.4%
Energy Equipment & Services - 0.7%
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	2,510,000		2,751,587	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,700,000		1,496,000	(a)

Total Energy Equipment & Services					4,247,587

Oil, Gas & Consumable Fuels - 21.7%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	795,000		695,625	(a)
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	1,300,000		1,325,249	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,864,426		3,203,860	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,470,000		1,769,512

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	3,410,000	$3,094,575	(a)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	1,620,000	1,684,800	(a)
KazMunayGas National Co., Notes	7.000%	5/5/20	2,500,000	2,831,250	(a)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	5,000,000	6,018,750	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	4,585,000	4,894,487	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,700,000	2,831,625	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	2,980,000	3,099,200	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	1,504,000	1,564,160	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	3,090,000	3,406,725	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	3,150,000	3,079,125	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	706,000	727,180	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	378,000	389,340	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,609,000	14,059,035
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,110,000	3,160,758	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	5,535,000	5,510,043
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	8,590,000	7,215,600	(a)
Petroleos Mexicanos, Notes	8.000%	5/3/19	670,000	820,750
Petroleos Mexicanos, Notes	6.375%	1/23/45	439,000	474,669	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,210,000	10,107,975
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	910,000	953,225
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	4,770,000	4,626,900	(b)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,670,000	3,350,850	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	9,290,000	10,483,421	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	756,000	853,118	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	3,430,000	3,455,725	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,310,000	1,262,513	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,650,000	1,495,313	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,510,000	1,532,650	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,216,000	3,839,422	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	3,360,000	3,406,240	(a)(b)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	4,120,000	4,480,500	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	1,063,000	1,144,054	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,750,000	1,964,375	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	2,900,000	2,675,250	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,710,000	2,479,650	(a)

Total Oil, Gas & Consumable Fuels				129,967,499

TOTAL ENERGY				134,215,086

FINANCIALS - 0.3%
Real Estate Management & Development - 0.3%
Agile Property Holdings Ltd., Senior Notes	8.875%	4/28/17	1,400,000	1,429,750	(a)(b)
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	206,000	223,768	(a)

TOTAL FINANCIALS				1,653,518

INDUSTRIALS - 2.7%
Building Products - 0.7%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	2,660,000	2,653,350	(a)(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	1,230,000	1,288,425	(a)

Total Building Products				3,941,775

Construction & Engineering - 1.2%
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	1,540,000	1,551,550	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	510,000	510,000	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	5,220,000	4,698,000	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	700,000	726,537	(a)

Total Construction & Engineering				7,486,087

Industrial Conglomerates - 0.6%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	440,000	452,100	(a)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Industrial Conglomerates - continued
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	500,000	$515,625	(a)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,645,000	2,744,891	(a)(b)

Total Industrial Conglomerates				3,712,616

Transportation Infrastructure - 0.2%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	1,100,000	1,119,250	(a)

TOTAL INDUSTRIALS				16,259,728

MATERIALS - 13.7%
Chemicals - 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	2,917,000	2,880,537	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	1,862,000	2,029,580	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	2,358,000	2,363,895	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	971,000	973,428	(a)

Total Chemicals				8,247,440

Construction Materials - 2.4%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	1,350,000	1,274,063	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	4,130,000	4,868,237	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,820,000	3,324,075	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	2,200,000	2,403,500	(a)(b)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	2,610,000	2,782,913	(a)

Total Construction Materials				14,652,788

Containers & Packaging - 0.1%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	300,000	307,875	(a)

Metals & Mining - 8.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,262,000	1,396,403
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,550,000	1,588,750	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,506,000	1,543,650	(a)(b)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000	1,275,000	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,185,000	3,912,975	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,870,000	1,907,400	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	2,580,000	2,180,100	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	1,700,000	1,586,100	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	3,710,000	3,422,475	(a)(b)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,700,000	1,666,000	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	1,240,000	1,342,910	(b)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	110,000	121,978
Southern Copper Corp., Senior Notes	6.750%	4/16/40	4,750,000	4,881,774
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,080,000	930,048
Vale Overseas Ltd., Notes	8.250%	1/17/34	8,610,000	10,461,469
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,063,000	5,419,825
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,040,000	1,037,741
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,410,000	2,545,563	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	800,000	845,000	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	550,000	624,250	(a)(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	4,600,000	4,623,000	(a)(b)

Total Metals & Mining				53,312,411

Paper & Forest Products - 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	525,000	611,337
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	955,000	964,371
Inversiones CMPC SA, Notes	4.750%	1/19/18	1,540,000	1,632,763	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	1,060,000	1,030,447	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	1,200,000	1,181,790	(a)(b)

Total Paper & Forest Products				5,420,708

TOTAL MATERIALS				81,941,222

TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 2.3%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	7,596,000	7,643,475	(a)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - continued
Axtel SAB de CV, Senior Secured Notes, Step bond	8.000%	1/31/20	510,000	$513,188	(a)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	1,450,000	1,465,419	(a)(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	1,380,000	1,483,638	(a)(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,850,000	1,840,750	(a)(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	974,000	1,025,135	(a)

Total Diversified Telecommunication Services				13,971,605

Wireless Telecommunication Services - 1.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,882,000	2,049,027	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	640,000	655,104	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	7,600,000	7,030,000	(a)

Total Wireless Telecommunication Services				9,734,131

TOTAL TELECOMMUNICATION SERVICES				23,705,736

UTILITIES - 3.1%
Electric Utilities - 1.2%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	580,000	629,300	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	870,000	861,300	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	1,200,000	1,221,000	(a)(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,960,000	3,411,400	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	1,150,000	1,084,520	(a)(b)

Total Electric Utilities				7,207,520

Gas Utilities - 0.9%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	1,300,000	1,397,500	(a)(b)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	1,680,000	1,585,500	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	530,000	484,950	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,900,000	1,985,500	(a)

Total Gas Utilities				5,453,450

Independent Power and Renewable Electricity Producers - 0.7%
AES Gener SA, Notes	5.250%	8/15/21	1,510,000	1,585,500	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	2,510,000	2,768,844	(a)(b)

Total Independent Power and Renewable Electricity Producers				4,354,344

Multi-Utilities - 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000	1,577,400	(a)

TOTAL UTILITIES				18,592,714

TOTAL CORPORATE BONDS & NOTES (Cost - $285,435,055)				288,826,165

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $364,095)		4/15/20	11,745	289,221

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $636,392,465)				646,646,284

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreements - 0.8%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/14; Proceeds at maturity - $4,700,009; (Fully collateralized by U.S. government agency obligations, 1.700% due 11/21/18; Market value - $4,794,001) (Cost - $4,700,000)	0.070%	4/1/14	4,700,000	$4,700,000

TOTAL INVESTMENTS - 108.8% (Cost - $641,092,465#)				651,346,284
Liabilities in Excess of Other Assets - (8.8)%				(52,484,582)

TOTAL NET ASSETS - 100.0%				$598,861,702

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

Summary of Investments by Country **

Mexico	16.8%
Brazil	13.7
Russia	12.8
Turkey	7.5
Indonesia	7.3
Venezuela	7.1
Colombia	6.7
Peru	5.1
Chile	3.7
Poland	2.8
India	1.8
Malaysia	1.7
Croatia	1.4
Kazakhstan	1.4
Argentina	1.3
Hungary	1.1
China	1.0
Lithuania	1.0
Ukraine	0.9
Qatar	0.8
Sri Lanka	0.7
Trinidad and Tobago	0.5
United Arab Emirates	0.5
South Africa	0.4
Gabon	0.3
Singapore	0.2
Panama	0.2
Nigeria	0.2
Vietnam	0.1
Romania	0.1
Paraguay	0.1
Angola	0.1
Short - Term Investments	0.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of March 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$356,369,924	—	$356,369,924
Convertible bonds & notes	—	1,160,974	—	1,160,974
Corporate bonds & notes	—	288,826,165	—	288,826,165
Warrants	—	289,221	—	289,221

Total long-term investments	—	$646,646,284	—	$646,646,284

Short-term investments†	—	4,700,000	—	4,700,000

Total investments	—	$651,346,284	—	$651,346,284

Other financial instruments:
Forward foreign currency contracts	—	$91,066	—	$91,066

Total	—	$651,437,350	—	$651,437,350

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$1,571,072	—	$1,571,072

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives.

Notes to Schedule of Investments (unaudited) (continued)

Securities pledged as collateral, if any, to cover obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,571,072. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$38,361,684
Gross unrealized depreciation	(28,107,865)

Net unrealized appreciation	$10,253,819

Transactions in reverse repurchase agreements for the Fund during the period ended March 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$6,971,633	0.41%	$8,701,324

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from -0.1% to 0.55% during the period ended March 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $3,955.

At March 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
JPMorgan Chase & Co.	0.55%	2/10/2014	TBD	*	$1,821,460
JPMorgan Chase & Co.	0.45%	2/10/2014	TBD	*	3,045,000
JPMorgan Chase & Co.	0.45%	3/5/2014	TBD	*	1,957,453

					$6,823,913

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On March 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $8,022,763.

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	9,045,158	$12,460,017	5/15/14	$90,537
Euro	Citibank N.A.	94,591	130,302	5/15/14	(1,412)

					89,125

Contracts to Sell:
Brazilian Real	Citibank N.A.	14,312,595	6,286,576	4/15/14	529
Brazilian Real	Citibank N.A.	18,623,724	8,180,170	4/15/14	(318,741)
Brazilian Real	Citibank N.A.	33,695,640	14,800,265	4/15/14	(1,030,081)
Euro	Citibank N.A.	9,139,749	12,590,318	5/15/14	(220,838)

					(1,569,131)

Net unrealized loss on open forward foreign currency contracts					$(1,480,006)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$91,066	$(1,571,072)	$(1,480,006)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$7,024,840
Forward foreign currency contracts (to sell)	28,063,759

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014